UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

Morgan Stanley

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(Exact name of Registrant as specified

in its charter)

Delaware	1−11758	36−3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036

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(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 761−4000

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ]	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2016, the Board of Directors (the “Board”) of Morgan Stanley (the “Company”) elected Dennis M. Nally to the Board, effective October 1, 2016. The Board determined that Mr. Nally is independent in accordance with the director independence standards established under the Company’s Corporate Governance Policies.

Mr. Nally will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in “Item 1 − Election of Directors − Corporate Governance Highlights − Director Compensation” of the Company’s Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 1, 2016.

The Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of the Company, dated July 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/s/ Martin M. Cohen
Name: Martin M. Cohen Title: Corporate Secretary

Date: July 26, 2016